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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): MAY 21, 1998



                                  STAPLES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



              DELAWARE                0-17586                    04-2896127
   (State or Other Jurisdiction     (Commission               (I.R.S. Employer
of Incorporation or Organization)   File Number)             Identification No.)



           ONE RESEARCH DRIVE
       WESTBOROUGH, MASSACHUSETTS                                  01581
(Address of Principal Executive Offices)                         (Zip Code)



                                  508-370-8500
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 21, 1998, Staples, Inc. ("Staples") acquired Quill Corporation ("Quill"), a mail order distributor of office supplies to businesses in the United States based in Lincolnshire, Illinois, by means of a merger of a newly-formed subsidiary of Staples with and into Quill under an Agreement and Plan of Merger entered into by Staples, the subsidiary, Quill and certain stockholders of Quill on April 6, 1998.

         As part of the same acquisition, Staples acquired certain entities owning real estate leased by Quill in five locations in the United States, including the acquisition of Quill's Lincolnshire, Illinois headquarters under an Agreement and Plan of Merger entered into on May 21, 1998 by Staples, Milbro, Inc. (owned by certain stockholders of Quill, "Milbro"), certain stockholders of Milbro and a newly-formed subsidiary of Staples. The acquired real estate has been used and will continue to be used for Quill's headquarters and for mail order distribution centers.

         The consideration for the acquisition was approximately $690,000,000, consisting of the right to receive Staples common stock in exchange for the equity and other interests held by the owners of the acquired entities. An aggregate of approximately 26,000,000 shares of Staples common stock were issued in the transaction. Staples has agreed to register approximately 13,000,000 of the shares of common stock issued in the acquisition after July 20, 1998, and has agreed to register the remainder of such shares after May 21, 1999.

         The terms of all such agreements were determined through arm's length negotiation between Staples and the parties to such agreements.

         The acquisition is intended to qualify as a "pooling of interests" for financial accounting purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  See Index to Exhibits attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STAPLES, INC.



                                             By: /s/ John J. Mahoney
                                                 -------------------------------
                                                 John J. Mahoney
                                                 Executive Vice President
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit           Description

  2.1 Agreement and Plan of Merger dated April 6, 1998 by and among Staples, Inc., Musketeer Acquisition Corp., Quill Corporation and certain stockholders of Quill Corporation (the "Quill Agreement")

  2.2 Amendment No. 1 to Agreement and Plan of Merger dated May 21, 1998 by and among the parties to the Quill Agreement

  2.3 Agreement and Plan of Merger dated May 21, 1998 by and among Staples, Inc., Staples Illinois, Inc., Milbro, Inc. and certain stockholders of Milbro, Inc.